SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2003


                       Structured Obligations Corporation
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                             333-67188            13-3741177
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(State or other jurisdiction of     (Commission File     (IRS Employer
incorporation or organization)       Number)              Identification Number)

270 Park Avenue, New York, New York                                        10013
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(Address of principal executive offices)                              (Zip Code)
Registrant's telephone number including area code (212) 834-6000.
                                                  --------------


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Item 1. Changes in Control of Registrant.

        Not Applicable.

Item 2. Acquisition or Disposition of Assets.

        Not Applicable.

Item 3. Bankruptcy or Receivership.

        Not Applicable.

Item 4. Changes in Registrant's Certifying Accountant.

        Not Applicable.

Item 5. Other Events.

        Not Applicable.


Item 6. Resignations of Registrant's Directors.

        Not Applicable.

Item 7. Financial Statements, Pro-Forma Financial Information and Exhibits.

        (a)  Not Applicable.

        (b)  Not Applicable.

        (c)  Exhibits:

             1. Trustee's   Report   with   respect   to  the  October 15,  2003
                Distribution Date for the Select Notes Trust LT 2003-3

 Item 8.Change in Fiscal Year

        Not Applicable.

Item 9. Regulation FD Disclosure

        Not Applicable.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                            By:  /s/ Chadwick S. Parson
                                              ----------------------------------
                                              Name:  Chadwick S. Parson
                                              Title: Vice President








October 30, 2003



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EXHIBIT INDEX


Exhibit                                                                     Page
-------                                                                     ----

   1        Trustee's Report with respect to the October 15, 2003             5
            Distribution Date for the Select Notes Trust LT 2003-3



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                                    Exhibit 1

To the Holders of:
Select Notes Trust LT 2003-3
Long Term Certificates  Series 2003-3
*CUSIP: 81619PAC1

U.S. Bank Trust National Association, as Trustee for the Select Notes Trust LT 2003-2 (the "Trust"), hereby gives notice with respect to Interest Period commencing on September 16, 2003 to and including October 15, 2003 (the "Interest Period") in respect of the October 15, 2003 Interest Distribution Date (the "Interest Distribution Date") as follows:

1. The amount of interest received by the Trust during the Interest Period is as set forth below (each Certificate holder's pro rata portion of this amount is the amount to be included in such Certificate holder's Form
     1099).
                                      $0.00

     a. Per certificate held amount of interest income to be included in Form 1099 for the year ending December 31, 2003 is set forth below.

                                      $0.00

2. The total of all interest distributed to Certificate holders during the Interest Period is set forth below.

                                    $169,020

3.   The amount of  advances  made to the Trustee on the  Interest  Distribution
     Date is
                                   $169,021.00

     a    The date and amount of each unpaid advance is as set forth below.



                   Date                             Amount
               ---------                        ------------
               9/15/2003                        $205,341.00
              10/15/2003                        $169,021.00



4. The total amount of advances repaid to the Advancing Party during the Interest Period is $0.00

5.   The net total of advances made during the Interest Period is $169,021.00

6. The total amount of interest expense paid to the Advancing Party on the Interest Distribution Date is set forth below (each Certificate holders pro rata portion of this amount should be included in a footnote to such Certificate holder's Form 1099 indicating that such amount should constitute investment indebtedness interest, which can be deducted by non-corporate taxpayers to the extent of such net investment income).

                                   $11,111.00


     a. Per certificate held amount of interest expense to be included in Form 1099 for the year ending December 31, 2003 is set forth below.

                                     $0.312546

7. At the close of business on the Interest Distribution Date, there were 35,550 Certificates outstanding.

8. Payments made on Underlying Securities during the Interest period are as set forth below.


Payment Date   Description of Underlying Security       Principal   Interest
------------   ----------------------------------       ---------   --------
               NONE


U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

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